UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Wednesday, June 5, 2013, Dune Energy, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, five items were submitted to stockholders for vote: (i) the election of seven nominees to serve on the board of directors (the “Board”) during 2013 and until our next annual meeting, (ii) the ratification of the appointment of MaloneBailey LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013, (iii) an advisory vote on the compensation of the named executive officers, (iv) an advisory vote on the frequency of stockholder votes on executive compensation and (v) the approval of an amendment to the Dune Energy, Inc. 2012 Stock Incentive Plan (the “Amendment to the Plan”). There were no solicitations in opposition to the Board’s solicitations. Out of a total of 59,006,648 shares of common stock outstanding and entitled to vote, 53,963,080 shares (91.5%) were present at the meeting in person or by proxy.

Election of Directors

There were seven nominees for election to serve as directors. Each of the nominees for election to the Board was a director at the time of the Annual Meeting. The final results of the voting with respect to each nominee to the board were as follows:

Nominee	For	Withheld	Broker Non-Votes
Marjorie L. Bowen	44,007,933	8,980,924	974,223
John R. Brecker	44,008,528	8,980,329	974,223
Michael R. Keener	44,008,531	8,980,326	974,223
Alexander A. Kulpecz, Jr.	44,007,931	8,980,926	974,223
Robert A. Schmitz	43,851,340	9,137,517	974,223
Eric R. Stearns	44,007,930	8,980,927	974,223
James A. Watt	44,011,713	8,977,144	974,223

Ratification of the Appointment of MaloneBailey LLP as Independent Registered Public Accounting Firm for

the Company for the Fiscal Year ending December 31, 2013

The final results of the voting with respect to the ratification of the appointment of MaloneBailey LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 were as follows:

For	Against	Abstain	Broker Non-Votes
53,925,445	25,184	12,451	—

Advisory Vote on the Compensation of the Named Executive Officers

The final results of the voting with respect to the advisory vote on the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
44,076,968	8,916,319	7,362	962,431

Advisory Vote on the Frequency of Stockholder Votes on Executive Compensation

The final results of the voting with respect to the advisory vote on the frequency of stockholder votes on executive compensation were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
43,377,401	61,853	9,539,583	10,020	974,223

Approval of the Amendment to the Plan

The final results of the voting with respect to the approval of the Amendment to the Plan were as follows:

For	Against	Abstain	Broker Non-Votes
38,135,012	8,878,798	5,975,047	974,223

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: June 10, 2013	By:	/s/ James A. Watt

Name: James A. Watt
Title: Chief Executive Officer